Exhibit 99.1

CONTACT:	Robert Atkinson, Tween Brands Phone 614-775-3739
Tween Brands Announces Chief Financial Officer Resignation
NEW ALBANY, Ohio; February 20, 2007 — Tween Brands, Inc. (NYSE: TWB) today announced that Senior Vice President and Chief Financial Officer Paul C. Carbone has resigned his position effective immediately.
“We truly appreciate Paul’s contributions to the business and wish him much success in the future,” said Michael W. Rayden, Chairman and Chief Executive Officer for Tween Brands.
The Company further indicated that Mr. Carbone’s resignation was not in any way related to a disagreement with, inaccuracies or omissions in the Company’s financial reporting and accounting systems.
The Company has initiated a national search for a new chief financial officer. In the interim, President and Chief Operating Officer, Kenneth T. Stevens, has assumed the role of principal financial officer for the company.
About Tween Brands, Inc.
Tween Brands, Inc. is a leading specialty retailer for tweens (ages 7 to 14). At Limited Too, the company sells sportswear, related accessories and key lifestyle items for active, fashion-aware tween girls. Limited Too currently operates 582 stores across the United States, and has 25 international franchised stores. Limited Too publishes a catazine coinciding with key tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com.
Justice is the company’s newer specialty retail concept for tween girls, offering moderately-priced sportswear, accessories and lifestyle items in predominantly off-the-mall store sites. Justice also publishes a catazine for its tween customers and currently operates 261 stores across the United States, the locations of which can be found on their Web site, www.justicejustforgirls.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains various “forward-looking statements” specifically related to the company’s operating results for fiscal 2008 and beyond, within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospects, “ “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2008 and beyond to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release: changes in consumer spending patterns, consumer preferences and overall economic conditions; decline in the demand for our merchandise; the impact of competition and pricing; the effectiveness of our brand awareness and marketing programs; a significant change in the regulatory environment applicable to our business; risks associated with our sourcing and logistics functions; the impact of modifying and implementing new information technology systems; changes in existing or potential trade restrictions, duties, tariffs or quotas; currency and exchange risks; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; the potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; acts of terrorism in the U.S. or worldwide; and other risks that may be described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included here will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company home page: www.tweenbrands.com